UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   May 12, 2004
                                                    -------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-30275             23-3057155
   ------------------------           --------------     --------------------
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)        Identification No.)

                 One Logan Square
            130 N. 18th St., Suite 2615
            Philadelphia, Pennsylvania                           19103
   ----------------------------------------------              ----------
     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)






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6

Item 7.           Exhibits.

99.1              Press release, issued July 22, 2004.

Item 12.          Results of Operations and Financial Condition.

         On July 22, 2004, I-trax, Inc. issued a press release announcing its preliminary financial results for the three months and six months ended June 30, 2004. The press release is attached hereto as Exhibit 99.1. I-trax conducted a conference call on July 23, 2004 to further discuss the financial results.

         On the conference call, in addition to reviewing the information presented in the press release, Frank A. Martin, chairman and chief executive officer of I-trax, discussed the following financial information:

     o For the three months ended June 30, 2004: (1) contribution to I-trax revenue by I-trax's historic operations was approximately $582,000 and by CHD Meridian's historic operations was approximately $30,806,000; and (2) contribution to I-trax earnings before interest, taxes, depreciation, and amortization, or EBITDA, by I-trax's historic operations was approximately $(1,498,000) and by CHD Meridian's historic operations was approximately $2,114,000.

         The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shat it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  I-TRAX, INC.




Date:  July 29, 2004                         By:   /s/ Frank A. Martin
                                                   --------------------------
                                             Name:   Frank A. Martin
                                             Title:  Chief Executive Officer





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